UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2024

SHUTTLE PHARMACEUTICALS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41488	82-5089826
(State or other jurisdiction of Incorporation)	(Commission File Number.)	(IRS Employer Identification No.)

401 Professional Drive, Suite 260

Gaithersburg, Maryland 20879

(Address Of Principal Executive Offices) (Zip Code)

240-430-4212

Registrant’s telephone Number, including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.00001 per share	SHPH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Effective February 7, 2024, Shuttle Pharmaceuticals Holdings, Inc., a Delaware corporation (“SHPH” or the “Company”), and its wholly-owned subsidiary, Shuttle Diagnostics, Inc., a Maryland corporation (“Diagnostics”), entered into a securities purchase agreement (the “Purchase Agreement”) with SRO, LLC, a Nevada limited liability company (“SRO LLC”), pursuant to which SRO LLC agreed to commit to purchasing from the Company $2,250,000 of units (the “Units”) from the Company, with each Unit consisting of (i) one share of SHPH common stock, (ii) a warrant to purchase one share of SHPH common stock exercisable at a purchase price of $2.35 per share, and (iii) a percentage of equity interest in Diagnostics such that, assuming the sale of all $2,250,000 of Units, SRO LLC will own a 22% interest in Diagnostics. The Units will be sold at a per Unit price equal to 90% of the VWAP of SHPH common stock for the five trading days immediately preceding closing. The parties entered into the Purchase Agreement in anticipation of the Company commencing a rights offering (the “Rights Offering”) pursuant to which the Company intends to offer a total of $4,500,000 Units to existing stockholders, which includes the $2,250,000 Units being sold to SRO LLC, an entity which is owned by Keith Moore, CEO of Boustead Securities, LLC (“BSL”).

The Purchase Agreement allows SRO LLC up to 60 days to raise the initial $2,250,000, which funds will be placed in escrow with Sutter Securities, Inc. (“SSI”), an affiliate of BSL, pursuant to the terms of an escrow agreement entered into between the Company and SSI on February 7, 2024 (the “Escrow Agreement”). The funds will remain in escrow up until closing on the Rights Offering. In addition, in the event the Company fails to raise a full $4,500,000 in the Rights Offering, SRO LLC agreed to a backstop commitment pursuant to which it would have the right to purchase any remaining Units not purchased by existing SHPH stockholders in the Rights Offering, up to an additional $2,250,000 (the “Back-up Contingency”). Unless the parties waive the conditions to closing, in the event the full $4,500,000 is not raised, whether through SRO LLC or through SHPH’s existing stockholders, the Company will not close on the offering and any funds raised and held in escrow will be returned to investors.

It is the Company’s intention that funds raised in the Rights Offering will be used to develop a diagnostics laboratory to perform multi-institutional clinical trials to obtain validation data for FDA approval of a diagnostic metabolite panel as a “device” for use in patients presenting with prostate cancers, with the potential to also obtain additional funding through a Small Business Innovation Research grant through the National Institutes of Health.

In conjunction with its entry into the Purchase Agreement, on February 7, 2024, the Company entered into a placement agent and advisory services agreement (the “Placement Agent Agreement”) with BSL, pursuant to which BSL and BSL’s affiliates will provide the Company with regular and customary financial consulting advice and will act as placement agent, on a best efforts basis, for the Rights Offering. In exchange for its services, BSL will receive a commitment fee equal to $112,500 upon the earlier of the Company filing the registration statement on Form S-1 registering the Rights Offering or upon such date as the Company terminates the Rights Offering, a commission equal 8% of the gross proceeds disbursed to the Company upon closing the Rights Offering, and $40,000 in diligence and related expenses.

The foregoing descriptions of the Purchase Agreement, the Placement Agent Agreement and the Escrow Agreement do not purport to be complete and each is qualified in its entirety by reference to the full text of such agreement, which agreements are attached hereto as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3 and are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

The disclosures set forth in Item 1.01 above are incorporated into this Item 3.02 by reference.

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Item 8.01	Other Events

In conjunction with its entry into the Purchase Agreement with SRO LLC, the Company issued a press release announcing its intention to commence the Rights Offering, whereby it will raise up to $4,500,000 through the sale of Units, with SRO LLC committing to purchase $2,250,000 of the Units in the Rights Offering and offering a Back-up Contingency for any unsold subscriptions not purchased in the Rights Offering. Prior to commencing the Rights Offering, the Company will need to file a registration statement on Form S-1 registering the Rights Offering, and it cannot be certain of the timing of when such registration statement will be filed, when it will clear comments or be declared effective by the Securities and Exchange Commission, or when the Rights Offering will be commenced.

A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

The information in this Item 8.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information contained in this Item 8.01, including Exhibit 99.1.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may relate to statements concerning future results, strategy and plans of the Company (including certain statements which may be identified by the use of the words “plans,” “expects,” “does not expect,” “estimated,” “is expected,” “budget,” “scheduled,” “estimates,” “forecasts,” “intends,” “anticipates,” “does not anticipate” or “believes,” or variations of such words and phrases, or state that certain actions, events or results “may,” “could,” “would,” “might,” “projects,” “will,” “will be taken,” “occur” or “be achieved”). Forward-looking statements are based on the opinions and estimates of management of the Company, as of the date such statements are made, and they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. Additional information on these and other factors that may cause actual results and the Company’s performance to differ materially is included in the Company’s periodic reports filed with the SEC, including, but not limited to the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, and subsequent Quarterly Reports on Form 10-Q. Copies of the Company’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Securities Purchase Agreement, dated February 7, 2024, between Shuttle Pharmaceuticals Holdings, Inc., Shuttle Diagnostics, Inc. and SRO LLC.
10.2	Placement Agent and Advisory Services Agreement, dated February 7, 2024, between Shuttle Pharmaceuticals Holdings, Inc. and Boustead Securities, LLC.
10.3	Offering Deposit Account Agency Agreement, dated February 7, 2024, between Shuttle Pharmaceuticals Holdings, Inc., Boustead Securities, LLC and Sutter Securities Inc.
99.1	Press Release dated February 13, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 13, 2024

SHUTTLE PHARMACEUTICALS HOLDINGS, INC.

By:	/s/ Anatoly Dritschilo
Name:	Anatoly Dritschilo
Title:	Chief Executive Officer

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